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                                                                    Exhibit 23.1
                                                                    ------------

                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement on Form S-8 of US LEC Corp. and subsidiaries of our report dated February 21, 2002, appearing in the Annual Report on Form 10-K of US LEC Corp. and subsidiaries for the year ended December 31, 2001.


Deloitte & Touche LLP
Charlotte, North Carolina
May 9, 2002